UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/30/2008

Delphax Technologies Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-10691

Minnesota	41-1392000
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6100 West 110th Street
Bloomington, Minnesota 55438-2664
(Address of principal executive offices, including zip code)

952-939-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Delphax Technologies Inc. announced today that its common stock will be delisted from The NASDAQ Stock Market and will cease trading on NASDAQ effective at the closing on May 7, 2008. The Company will seek to have its common stock quoted on the OTC Bulletin Board.

Item 9.01.    Financial Statements and Exhibits

(d)
Exhibit 99.1 Press Release, Dated April 30, 2008 - Delphax Technologies Common Stock To Be Delisted From NASDAQ; Company Will Seek Quotation on OTC Bulletin Board

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delphax Technologies Inc.

Date: April 30, 2008	By:	/s/ Gregory S. Furness
Gregory S. Furness
Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release Dated April 30, 2008 - Delphax Technologies Common Stock To Be Delisted; Company Will Seek Quotation on OTC Bulletin Board